Disclosures about the Fair Value of Financial Instruments and Concentrations of Credit Risk (Tables)	12 Months Ended
Dec. 31, 2018
Investments, All Other Investments [Abstract]
Estimated Fair Values of Canon's Financial Instruments

The estimated fair values of Canon’s financial instruments at December 31, 2018 and 2017 are set forth below. The following summary excludes cash and cash equivalents, trade receivables, finance receivables, noncurrent receivables, short-term loans, trade payables and accrued expenses for which fair values approximate their carrying amounts. The summary also excludes investments and derivative instruments which are disclosed in Note 2 and Note 21, and Note 18, respectively.

	December 31
	2018		2017
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
	(Millions of yen)
Long-term debt, including current installments	(364,602)	(364,570)	(499,168)	(499,126)